                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                             --------------------

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported):  April 23, 2001

                               VELOCITYHSI, INC.
              (Exact Name of Registrant as Specified in Charter)


          Delaware                       0-31263                  94-3360232
(State or Other Jurisdiction of   (Commission File Number)      (IRS Employer
        Incorporation)                                       Identification No.)

   2175 N. California Blvd.
           Suite 150                                                 94596
    Walnut Creek, California                                 -------------------
(Address of Principal Executive Offices)                          (Zip Code)

      Registrant's telephone number, including area code: (925) 952-5600

                                     None

         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.   Other Events.

     This report is being filed by the Registrant to announce the completion of a private placement of Series A Convertible Preferred Stock to Banc of America Mortgage Capital Corporation ("BAMCC") resulting in gross proceeds to the company of $2.5 million. Pursuant to the financing, the company issued 2,083,333 shares of Series A Convertible Preferred Stock, par value $.01 per share, at a price of $1.20 per share.

     The Series A Convertible Preferred Stock ranks prior to the company's common stock with respect to dividends and upon liquidation, dissolution, winding up or a change of control of the company. The preferred stock was issued in a private placement without registration and may not be offered or sold absent registration or an applicable exemption to such requirements. The company has granted BAMCC certain registration rights in connection with the Series A Convertible Preferred Stock. The private placement resolves all issues between BAMCC and the company with respect to earlier financing arrangements between them that were not consummated.

     The press release issued by the Registrant relating to the announcement is filed as Exhibit 99.1 to this report.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits.

     The following exhibits are filed with this report on Form 8-K:

Exhibit No.                                  Description
-----------                                  -----------

3.1 Amended and Restated Certificate of Incorporation of the Registrant filed with the Secretary of State of Delaware on August 2, 2000 (incorporated by reference to the Registrant's Registration Statement on Form S-1 (No. 333-36162))

3.2                      Certificate of Designation of the Registrant, Inc.
                         filed with the Secretary of State of Delaware on October 27, 2000.

3.3 Amended Certificate of Designation of Series A Convertible Preferred Stock of the Registrant filed with the Secretary of State of Delaware on April 23, 2001.

10.1 Series A Convertible Preferred Stock Purchase Agreement dated as of April 23, 2001 by and between the Registrant and Banc of America Mortgage Capital Corporation.

10.2 Investor's Rights Agreement dated as of April 23, 2001 by and between the Registrant and Banc of America Mortgage Capital Corporation.

99.1                     Press Release of the Registrant issued on April 2,
                         2001.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              VELOCITYHSI, INC.



Date:  April 27, 2001                   By:  /s/ Charles P. Wingard
                                           ------------------------
                                             Charles P. Wingard
                                             Senior Vice President, Chief
                                             Financial Officer, Secretary and
                                             Treasurer
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                                 EXHIBIT INDEX

Exhibit No.                                  Description
-----------                                  -----------
3.1                      Amended and Restated Certificate of Incorporation of
                         the Registrant. filed with the Secretary of State of
                         Delaware on August 2, 2000 (incorporated by reference
                         to the Registrant's Registration Statement on Form S-1
                         (No. 333-36162))

3.2                      Certificate of Designation of the Registrant, Inc.
                         filed with the Secretary of State of Delaware on October 27, 2000.

3.3                      Amended Certificate of Designation of Series A
                         Convertible Preferred Stock of the Registrant filed with the Secretary of State of Delaware on April 23, 2001.

10.1 Series A Convertible Preferred Stock Purchase Agreement dated as of April 23, 2001 by and between the Registrant and Banc of America Mortgage Capital
                         Corporation.

10.2 Investor's Rights Agreement dated as of April 23, 2001 by and between the Registrant and Banc of America
                         Mortgage Capital Corporation.

99.1                     Press Release of the Registrant issued on April 2,
                         2001.